                                                                    EXHIBIT 10.6


THE SECURITIES OFFERED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND ANY SALE OF SUCH SECURITIES IS SUBJECT TO COMPLIANCE WITH, OR THE AVAILABILITY OF EXEMPTIONS FROM COMPLIANCE WITH, THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS INSTRUMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION TO ANY PERSON IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION MAY NOT LAWFULLY BE MADE. TRANSFER OF THIS INSTRUMENT AND THE SECURITIES OFFERED HEREBY IS RESTRICTED AS PROVIDED IN SECTIONS 7 AND 8 BELOW.


                             STOCK OPTION AGREEMENT


        THIS STOCK OPTION AGREEMENT (this "Agreement") is entered into, effective as of ______________________, by VAXGEN, INC., a Delaware corporation (the "Company"), and [NAME OF HOLDER] (the "Holder").

                                    RECITALS

        A. The Company has adopted the VaxGen, Inc. 1996 Stock Option Plan (the "Plan"), a copy of which is attached as Exhibit A. Capitalized terms that are used but not defined in this Agreement will have the meanings given those terms in the Plan.

        B. The Holder has been designated to receive an option under the Plan.

        NOW, THEREFORE, the Company and the Holder agree as follows:

        1. GRANT OF THE OPTION. The Company grants to the Holder an option (the "Option") to acquire from the Company _________________ (_____) shares of Common Stock (the "Shares") at the price of $_______ per share (the "Purchase Price"). The Option is intended to be a [Non-Qualified] Stock Option.

        2. TERM OF THE OPTION. Unless earlier terminated pursuant to the Plan, the Option will terminate on the earliest to occur of the following: (a) _________________; (b) the expiration of ninety (90) days following the date of termination of the Holder's employment with the Company for any reason other than death, Disability or cause; (c) the expiration of one (1) year following the date of termination of the Holder's employment with the Company by reason of death or Disability; and (d) the date of termination of the Holder's employment with the Company for cause.



                                                                Option No. 96-__
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        3. EXERCISABILITY. The Option will become exercisable in accordance with the following schedule:

                                         CUMULATIVE NUMBER
                                         OF SHARES FOR WHICH
               DATE                      OPTION IS EXERCISABLE
            --/--/--                                 ---%
            --/--/--                                 ---%
            --/--/--                                 ---%
            --/--/--                                 ---%

The number of Shares for which the Option becomes exercisable on any date shall, if necessary to eliminate a fractional share of Common Stock, be rounded down to the nearest whole number. After the Holder's employment with the Company terminates for any reason, the Option will thereafter be exercisable only for the Shares for which it was exercisable on the date of termination.

        4. PROVISIONS OF PLAN. The Option is subject to all of the provisions of the Plan, including but not limited to Section 5(n) (which permits adjustments to the Option upon the occurrence of certain corporate events such as stock dividends and reorganizations) and Section 5(o) (which may apply upon the occurrence of a change of control or certain other events affecting the Company).

        5. EXERCISE OF THE OPTION. In order to exercise the Option, the Holder must do the following:

               (a) deliver to the Company a written notice, substantially in the form of the attached Exhibit B, specifying the number of Shares for which the Option is being exercised;

               (b) surrender this Agreement to the Company;

               (c) tender payment to the Company of the aggregate Purchase Price for the Shares for which the Option is being exercised, which amount may be paid
(i) in cash or by certified or cashier's check; or (ii) in any other manner permitted by the Plan;

               (d) pay, or make arrangements satisfactory to the Board for payment to the Company of, all taxes required to be withheld by the Company in connection with the exercise of the Option;

               (e) if requested by the Board, deliver to the Company, at the Holder's expense, a legal opinion, satisfactory in form and substance to the Company, of legal counsel designated by the Holder and satisfactory, to the Company, to the effect that exercise of the Option by the Holder, and the acquisition of Shares pursuant thereto, may be effected without registration or qualification of the


                                                                Option No. 96-__



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Shares under the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws; and

               (f) execute and deliver to the Company any documents required from time to time by the Board in order to promote compliance with the 1933 Act, applicable state securities laws, or any other applicable law, rule or regulation.

Unless the Option has terminated or been exercised in full, the Company shall affix to this Agreement an appropriate notation indicating the number of Shares for which the Option was exercised and return this Agreement to the Holder.

        6. LEGENDS. Each certificate representing Shares issued upon exercise of the Option shall, unless the Board otherwise determines, contain on its face the notice "SEE TRANSFER RESTRICTIONS ON REVERSE" and on its reverse a legend in form substantially as follows, together with any other legends that the Board determines to be necessary or appropriate:

               NOTICE:  TRANSFER AND OTHER RESTRICTIONS

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF EXCEPT UPON SATISFACTION OF CERTAIN CONDITIONS. INFORMATION CONCERNING THESE RESTRICTIONS MAY BE OBTAINED FROM THE CORPORATION. ANY OFFER OR DISPOSITION OF THESE SECURITIES WITHOUT SATISFACTION OF SAID CONDITIONS WILL BE WRONGFUL AND WILL NOT ENTITLE THE TRANSFEREE TO REGISTER OWNERSHIP OF THE SECURITIES WITH THE CORPORATION.

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO RESTRICTIONS ON TRANSFER OR OTHER RESTRICTIONS PURSUANT TO THE PROVISIONS OF THE CORPORATION'S 1996 STOCK OPTION PLAN AND/OR AN AGREEMENT BETWEEN THE HOLDER AND THE CORPORATION AND/OR AN AGREEMENT AMONG THE SHAREHOLDERS OF THE CORPORATION. INFORMATION CONCERNING THESE RESTRICTIONS MAY BE OBTAINED FROM THE CORPORATION.

        7. REPRESENTATIONS AND WARRANTIES. By executing this Agreement:

               (a) The Holder accepts the Option and agrees to comply with and be bound by all of the provisions of this Agreement and the Plan.



                                                                Option No. 96-__



                                       3
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               (b) The Holder acknowledges that no registration statement under the 1933 Act, or under any state securities laws, has been filed with respect to the Option or any Shares that may be acquired upon exercise of the Option, and the Company is under no obligation to do so.

               (c) The Holder represents and warrants that the Option, and any Shares acquired upon exercise of the Option, will be acquired and held by the Holder for the Holder's own account, for investment purposes only, and not with a view towards the distribution or public offering thereof nor with any present intention of reselling or distributing the same at any particular future time.

               (d) The Holder agrees not to sell, transfer or otherwise dispose of the Option except as specifically permitted by this Agreement, the Plan and any applicable securities laws.

               (e) The Holder agrees not to sell, transfer or otherwise dispose of any Shares acquired upon exercise of the Option unless (i) there is an effective registration statement under the 1933 Act covering the proposed disposition and compliance with governing state securities laws, (ii) the Holder delivers to the Company, at the Holder's expense, a "no-action" letter or similar interpretative opinion, satisfactory in form and substance to the Company, from the staff of each appropriate securities agency, to the effect that such Shares may be disposed of by the Holder in the manner proposed, or
(iii) the Holder delivers to the Company, at the Holder's expense, a legal opinion, satisfactory in form and substance to the Company, of legal counsel designated by the Holder and satisfactory to the Company, to the effect that the proposed disposition may be effected without registration or qualification of such Shares under the 1933 Act or any applicable state securities laws.

               (f) The Holder agrees that, in the event of an initial public offering (the "Offering") by the Company of its Common Stock, for a period of 180 days after the effective date of the Registration Statement filed with the Securities and Exchange Commission relating to the Offering, the Holder will not directly or indirectly sell or offer to sell or otherwise dispose of any Shares, or any securities convertible into or exchangeable for, or any rights to purchase or acquire Common Stock owned by the Holder, whether owned on such effective date or thereafter acquired, without the prior written consent of each managing underwriter in the Offering, which consent may be withheld at the sole discretion of any managing underwriter.

        8. PROCEDURES UPON PERMITTED TRANSFER. Prior to any sale, transfer or other disposition of any Shares acquired upon exercise of the Option, the Holder agrees to give written notice to the Company of the Holder's intention to effect such disposition. The notice must describe the circumstances of the proposed transfer in reasonable detail and must specify the manner in which the requirements of Section 7(d) above will be satisfied in connection with the proposed disposition. After (a) legal counsel to the Company has determined that the requirements of Section 7(d) above will be satisfied, (b) the Holder has executed such documentation as may be necessary to effect the proposed disposition, and (c) the Holder has paid, or made arrangements satisfactory to



                                                                Option No. 96-__



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
the Board for the payment of any taxes, if any, required to be withheld by the Company in connection with the proposed disposition, the Company will, as soon as practicable, transfer such Shares in accordance with the terms of the notice. Any stock certificate issued upon such transfer will bear a restrictive legend in the form required by Section 6, unless in the opinion of legal counsel to the Company such legend is not required.

        9. ENTIRE AGREEMENT; AMENDMENTS; BINDING EFFECT. This Agreement, together with the Plan, constitutes the entire agreement and understanding between the Company and the Holder regarding the subject matter hereof. Except as permitted by the Plan, no amendment of the Option or this Agreement, or waiver of any provision of this Agreement or the Plan, shall be valid unless in writing and duly executed by the Company and the Holder. The failure of any party to enforce any of that party's rights against the other party for breach of any of the terms of this Agreement or the Plan shall not be construed as a waiver of such rights as to any continued or subsequent breach. This Agreement shall be binding upon the Holder and his or her heirs, successors and assigns.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

"Company"                                   VAXGEN, INC.
                                            A DELAWARE CORPORATION



                                            By__________________________________


"Holder"                                    ____________________________________
                                            [NAME OF HOLDER]




                                                                Option No. 96-__


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
                           FORM OF EXERCISE OF OPTION




To:     VAXGEN, INC.
        1420 Fifth Ave., Ste. 2200
        Seattle, WA 98101

        The undersigned holds Option Number 96-____ (the "Option"), represented by a Stock Option Agreement dated effective as of _________________ (the "Agreement"), granted to the undersigned pursuant to the VaxGen, Inc. 1996 Stock Option Plan (the "Plan"). The undersigned hereby exercises the Option and elects to purchase ________________ shares (the "Shares") of Common Stock of VaxGen, Inc. (the "Company") pursuant to the Option. This notice is accompanied by full payment of the Purchase Price for the Shares in cash or by check or in another manner permitted by Section 5(c) of the Agreement. The undersigned has also paid, or made arrangements satisfactory to the Board for payment of, all taxes, if any, required to be withheld by the Company in connection with the exercise of the Option.

        The undersigned acknowledges that no registration statement under the 1933 Act, or under any state securities laws, has been filed with respect to the Shares, and the Company is under no obligation to do so. The undersigned represents and warrants that the undersigned is acquiring and will hold the Shares for the undersigned's own account, for investment purposes only, and not with a view towards the distribution or public offering of the Shares nor with any present intention of reselling or distributing the Shares at any particular future time. The undersigned consents to the appearance of a restrictive legend, in the form required by Section 6 of the Agreement, on the certificate for the Shares.


        Date:  __________________, ____



                                            ____________________________________
                                            Name of Holder



                                                                Option No. 96-__


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